                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-04760

                           SCUDDER INSTITUTIONAL FUNDS
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Daily Assets Fund
Institutional
Semiannual Report
to Shareholders
December 31, 2004

 Contents

3	Portfolio Management Review
7	Information About Your Fund’s Expenses
9	Portfolio Summary
10	Investment Portfolio
14	Financial Statements
17	Financial Highlights
18	Notes to Financial Statements
22	Account Management Resources
23	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2   Scudder Daily Assets Fund Institutional

 Portfolio Management Review

In the following interview, Lead Portfolio Manager Christine C. Haddad discusses the market environment and the portfolio management team’s approach to managing Daily Assets Fund Institutional during the six-month period ended December 31, 2004.

Q: Will you discuss the market environment for the fund during the six-month period?

A: The year 2004 began with positive economic momentum that carried over from 2003. US Gross Domestic Product (GDP) was a healthy 4%, but job growth, a leading indicator of the health of the US economy, remained weak. The Federal Reserve (the Fed) seemed as if it might hold short-term interest rates steady for all of 2004, which would keep money market interest rates at a low level. As we moved into the second quarter, however, the rate of job growth picked up substantially. The early April non-farm payroll report showing that 300,000 jobs had been added indicated that the economy was in full recovery, meaning that the Fed would begin to raise rates. It also indicated that the yield curve would steepen substantially, meaning that longer-term money market yields would move higher in relation to shorter-term yields.[1]

With the job market back on track, the Fed raised short-term interest rates by 25 basis points in June and at each of its four remaining meetings from July to December to 2.25% on December 14, 2004. In the second half of the year, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. One-year money market rates leveled off in reaction to higher petroleum prices, as the market perceived that higher energy prices would dampen economic growth and lessen the need for the Fed to take action against inflation by hiking rates.

[1]	Yield Curve — a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep” this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Scudder Daily Assets Fund Institutional    3

As we moved into the fourth quarter, inflationary pressures indeed began to take hold, and concern over the depreciation of the US dollar emerged as a financial market signal.[2] However, the decisive conclusion to a tight presidential contest relieved much of the uncertainty that investors had felt going into the fourth quarter. At the end of December, longer-term money market rates moved higher, reflecting a renewed confidence that the economy was on a firm footing and the Fed would continue to raise short-term interest rates at a “measured” pace. This reassured many investors that one-year money market rates would continue to move up in an orderly fashion. LIBOR closed the year at 3.10%, its highest level since March 2002.[3]

Q: How did the fund perform over its most recent semi-annual period?

A: For the period, the fund registered favorable performance and achieved its stated objective of providing a high level of current income consistent with liquidity and the preservation of capital.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: In the second quarter, as we stated above, one-year money market rates had risen sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease average maturity in order to reduce risk, limiting our purchases to three-month maturity issues and shorter. As we moved into the third quarter and

[2]	A falling US dollar, caused by the huge US trade deficit, means that that large foreign holders of US currency in the form of US Treasury securities may need in the future to be compensated with sharply higher interest rates to keep them from selling off their dollars in quantity and making foreign goods prohibitively expensive for US businesses and consumers. From time to time in recent months, a falling dollar has made some market participants more concerned that interest rates will spike.

[3]	LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

4   Scudder Daily Assets Fund Institutional

short-term rates stabilized, we continued to reduce the fund’s weighted average maturity, believing that higher oil prices were a short-term phenomenon and that a subsequent retraction in oil prices would allow the economy to continue on a steady growth path. Thus, to reduce risk further, we adjusted average maturity downward in expectation of future federal funds rate hikes[4] As the fourth quarter began, and the yield curve once again began to steepen, we moved the fund’s weighted average maturity down to 25-30 days. We believe the fund’s current positioning is in line with the market’s expectation of a steady series of Fed Funds rate hikes. It also positions the fund for a possible increase of inflationary pressures, which could mean faster and sharper short-term interest rate increases by the Fed.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield

7-day
current
yield

December 31, 2004	2.22%*

June 30, 2004	1.14%*

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.10% as of December 31, 2004 and 1.06% as of June 30, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the fund’s most recent month-end performance.

[4]	The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

Scudder Daily Assets Fund Institutional    5

During this period, we increased the fund’s allocation in floating-rate securities. The interest rate of floating rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to increase our allocation in this sector helped performance during the period.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Because we kept a larger percentage of assets in overnight liquidity, this detracted somewhat from the fund’s yield and total return.

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6   Scudder Daily Assets Fund Institutional

 Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund’s expenses in two ways:

■	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

■	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Scudder Daily Assets Fund Institutional    7

Scudder Daily Assets Fund Institutional

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Fund Return

Beginning Account Value 7/1/04	$1,000.00

Ending Account Value 12/31/04	$1,008.60

Expenses Paid per $1,000*	$0.05

Hypothetical 5% Fund Return

Beginning Account Value 7/1/04	$1,000.00

Ending Account Value 12/31/04	$1,025.15

Expenses Paid per $1,000*	$0.05

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio

Scudder Daily Assets Fund Institutional	0.01%

For more information, please refer to the Fund’s prospectus.

8   Scudder Daily Assets Fund Institutional

 Portfolio Summary

Asset Allocation	12/31/04	6/30/04

Commercial Paper	44%	36%
Floating Rate Notes	23%	23%
Certificates of Deposit and Bank Notes	18%	19%
Short-Term Notes	5%	—%
Promissory Notes	4%	3%
Repurchase Agreements	3%	15%
US Government Sponsored Agencies[1]	1%	3%
Asset Backed	1%	1%
Funding Agreements	1%	—%

	100%	100%

1	Not backed by the full faith and credit of the US Government

Weighted Average Maturity

Scudder Daily Assets Fund Institutional	27 days	50 days
First Tier Institutional Money Fund Average*	36 days	43 days

*	The Fund is compared to its respective iMoneyNet category: the First Tier Institutional Money Fund Average consists of all non-governmental institutional funds investing in only first tier (U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset Backed Commercial Paper) securities.

Asset allocation is subject to change. For more complete details about the Fund’s holdings, see pages 10. A quarterly Fact Sheet is available upon request. For information concerning portfolio holdings, please call the Service Center at 1-800-730-1313.

Following the Fund’s fiscal first and third quarter—end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Scudder Daily Assets Fund Institutional    9

Investment Portfolio	as of December 31, 2004 (Unaudited)

	Principal
Investment Portfolio	Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 17.5%
American Express Centurion Bank, 1.88%, 1/26/2005	100,000,000	99,998,587
Barclays Bank PLC, 1.27%, 1/12/2005	25,000,000	25,000,000
Credit Suisse First Boston, 2.34%, 2/3/2005	50,000,000	50,000,000
Depfa Bank Europe PLC, 1.34%, 1/18/2005	25,000,000	25,000,000
HBOS Treasury Services PLC:
1.76%, 2/9/2005	30,000,000	30,000,322
2.33%, 2/2/2005	100,000,000	100,000,000
HSBC Bank USA, 1.32%, 1/18/2005	25,000,000	25,000,000
Royal Bank of Scotland PLC, 2.34%, 2/2/2005	75,000,000	75,000,000
Societe Generale, 2.0%, 3/11/2005	100,000,000	99,999,789

Total Certificates of Deposit and Bank Notes (Cost $529,998,698)		529,998,698

Commercial Paper** 44.5%
Bank of Ireland, 1.97%, 3/9/2005	54,000,000	53,802,015
British Transco Capital, Inc.:
2.33%, 1/28/2005	20,000,000	19,965,050
2.33%, 2/3/2005	75,000,000	74,839,812
Cancara Asset Securitization LLC, 2.35%, 1/14/2005	75,160,000	75,096,218
Charta LLC:
2.31%, 2/2/2005	40,000,000	39,917,867
2.34%, 1/24/2005	72,000,000	71,892,360
CIT Group, Inc.:
1.95%, 2/7/2005	50,000,000	49,899,791
2.42%, 4/25/2005	60,000,000	59,540,200
Delaware Funding Corp., 2.32%, 2/3/2005	55,364,000	55,246,259
Dorada Finance, Inc.:
2.01%, 3/8/2005	16,600,000	16,538,829
2.04%, 3/16/2005	40,000,000	39,832,266
Edison Asset Securitization LLC, 1.98%, 3/11/2005	29,752,000	29,639,091
General Electric Capital Corp., 1.88%, 2/1/2005	90,000,000	89,854,300
Giro Funding US Corp.:
2.34%, 1/10/2005	37,000,000	36,978,355
2.34%, 2/3/2005	25,000,000	24,946,375
2.35%, 2/2/2005	53,000,000	52,889,289
Irish Life and Permanent PLC, 1.88%, 2/2/2005	100,000,000	99,832,889
Jupiter Securitization Corp., 2.33%, 1/20/2005	70,269,000	70,182,589
Lake Constance Funding LLC, 1.86%, 2/7/2005	20,000,000	19,961,767
Liberty Street Funding, 2.34%, 2/2/2005	40,000,000	39,916,800
Province of Quebec, 1.45%, 1/11/2005	36,500,000	36,485,299

The accompanying notes are an integral part of the financial statements.

10   Scudder Daily Assets Fund Institutional

	Principal
Investment Portfolio	Amount ($)	Value ($)

RWE AG:
1.83%, 2/8/2005	25,000,000	24,951,708
2.32%, 2/3/2005	62,800,000	62,666,446
SBC Communications, Inc., 2.42%, 2/2/2005	50,000,000	49,896,000
Scaldis Capital LLC:
1.89%, 1/28/2005	20,797,000	20,767,520
1.98%, 3/14/2005	30,000,000	29,881,200
2.34%, 1/18/2005	40,000,000	39,955,800
2.59%, 5/27/2005	10,000,000	9,896,178
Tulip Funding Corp., 2.28%, 1/28/2005	50,000,000	49,914,500

Total Commercial Paper (Cost $1,345,186,773)		1,345,186,773

Floating Rate Notes* 22.8%
American Honda Finance Corp., 144A, 2.43%, 8/8/2005	27,500,000	27,520,009
HSBC Finance Corp., 2.49%, 2/28/2005	50,000,000	50,010,449
Lehman Brothers Holdings, Inc., 2.31%, 3/10/2005	125,000,000	125,000,000
Merrill Lynch & Co., Inc., 2.24%, 2/4/2005	25,000,000	25,000,000
Morgan Stanley:
2.41%, 1/5/2005	20,000,000	20,000,000
2.41%, 2/18/2005	150,000,000	150,000,000
Natexis Banque Populaires:
2.47%, 1/9/2006	60,000,000	60,048,952
2.49%, 11/23/2005	100,000,000	100,107,055
National City Bank of Cleveland:
2.33%, 10/31/2005	25,000,000	24,998,912
2.37%, 6/10/2005	50,000,000	50,007,728
National City Bank of Indiana, 2.41%, 5/19/2005	20,000,000	20,002,269
Rabobank Nederland NV, 2.3%, 3/2/2005	25,000,000	25,000,802
Royal Bank of Scotland NY PLC, 2.06%, 6/20/2005	5,000,000	4,999,176
US Bank NA, 2.68%, 6/14/2005	7,000,000	7,007,765

Total Floating Rate Notes (Cost $689,703,117)		689,703,117

US Government Sponsored Agencies 1.3%
Federal Home Loan Mortgage Corp., 1.4%**, 1/11/2005	30,212,000	30,200,251
Federal National Mortgage Association, 1.81%, 5/27/2005	10,000,000	10,000,000

Total US Government Sponsored Agencies (Cost $40,200,251)		40,200,251

The accompanying notes are an integral part of the financial statements.

Scudder Daily Assets Fund Institutional    11

	Principal
Investment Portfolio	Amount ($)	Value ($)

Asset Backed 0.8%
Permanent Financing PLC, “1A”, Series 4, 2.348%*, 3/10/2005 (Cost $25,000,000)	25,000,000	25,000,000

Funding Agreements 0.7%
Travelers Insurance Co., 2.2%*, 1/27/2005 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Notes 4.0%
Goldman Sachs Group, Inc.:
1.47%, 1/7/2005	5,000,000	5,000,000
2.16%*, 8/5/2005	12,000,000	12,000,000
2.34%*, 8/10/2005	40,000,000	40,000,000
2.463%*, 5/26/2005	65,000,000	65,000,000

Total Promissory Notes (Cost $122,000,000)		122,000,000

Short Term Notes 5.3%
Bank of America NA, 2.29%, 5/13/2005	5,750,000	5,754,170
Bear Stearns & Co., Inc., 2.39%, 12/31/2005	155,000,000	155,000,000

Total Short Term Notes (Cost $160,754,170)		160,754,170

Repurchase Agreements 3.1%***
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $30,005,750 on 1/3/2005 (b)	30,000,000	30,000,000
JPMorgan Chase, Inc., 2.28%, dated 12/31/2004, to be repurchased at $62,558,956 on 1/3/2005 (c)	62,547,072	62,547,072

Total Repurchase Agreements (Cost $92,547,072)		92,547,072

	% of
	Net Assets

Total Investment Portfolio (Cost $3,025,390,081) (a)	100.0	3,025,390,081
Other Assets and Liabilities, Net	0.0	(1,129,698)

Net Assets	100.0	3,024,260,383

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon — equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

The accompanying notes are an integral part of the financial statements.

12   Scudder Daily Assets Fund Institutional

**	Annualized yield at time of purchase; not a coupon rate.

***	Repurchase agreements are fully collateralized by US Treasury, Government agency or other securities.

(a)	Cost for federal income tax purposes was $3,025,390,801.

(b)	Collateralized by $24,550,000 US Treasury Bond, 7.25%, maturing on 5/15/2016 with a value of $30,836,094.

(c)	Collateralized by:

Principal		Rate	Maturity	Collateral
Amount ($)	Security	(%)	Date	Value ($)

23,522,837	Fannie Mae STRIPS, Principal only, Series 340	—	8/1/2033	17,692,912
50,619,115	Fannie Mae STRIPS, Principal only, Series 353	—	7/1/2034	37,397,851
12,048,847	Fannie Mae STRIPS, Principal only, Series 354	—	11/1/2034	9,335,388

Total Collateral Value				$64,426,151

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Scudder Daily Assets Fund Institutional    13

 Financial Statements

Statements of Assets and Liabilities as of December 31, 2004 (Unaudited)

Assets

Investments:
Investments in securities, at amortized cost	$2,932,843,009

Repurchase agreements, at amortized cost	92,547,072

Total investments in securities, at amortized cost	3,025,390,081

Interest receivable	4,595,806

Due from Advisor	27,113

Other assets	22,459

Total assets	3,030,035,459

Liabilities

Due to custodian bank	99

Dividends payable	5,702,405

Other accrued expenses and payables	72,572

Total liabilities	5,775,076

Net assets, at value	$3,024,260,383

Net Assets

Net assets consist of:
Undistributed net investment income	206,208

Accumulated realized gain (loss)	(853,827)

Paid-in capital	3,024,908,002

Net assets, at value	$3,024,260,383

Net Asset Value, offering and redemption price per share ($3,024,260,383 ÷ 3,024,908,012 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

14   Scudder Daily Assets Fund Institutional

Statement of Operations for the six months ended December 31, 2004 (Unaudited)

Investment Income

Income:
Interest	$25,238,317

Expenses:
Advisory fee	1,455,017

Administration and services fees	291,003

Auditing	18,293

Legal	9,153

Trustees’ fees and expenses	32,598

Reports to shareholders	1,840

Other	22,485

Total expenses, before expense reductions	1,830,389

Expense reductions	(1,675,761)

Total expenses, after expense reductions	154,628

Net investment income (loss)	25,083,689

Net realized gain (loss) on investment transactions	(380,511)

Net increase (decrease) in net assets resulting from operations	$24,703,178

The accompanying notes are an integral part of the financial statements.

Scudder Daily Assets Fund Institutional    15

Statement of Changes in Net Assets

	Six Months
	Ended
	December 31,	Year Ended
	2004	June 30,
Increase (Decrease) in Net Assets	(Unaudited)	2004

Operations:
Net investment income	$25,083,689	$22,049,631

Net realized gain (loss) on investment transactions	(380,511)	(473,316)

Net increase (decrease) in net assets resulting from operations	24,703,178	21,576,315

Distributions to shareholders from:
Net investment income and short-term gains	(25,083,680)	(22,053,611)

Fund share transactions:
Proceeds from shares sold	5,733,851,245	9,477,790,715

Reinvestment of distributions	—	938,109

Cost of shares redeemed	(6,604,643,109)	(11,171,816,078)

Net increase (decrease) in net assets from Fund share transactions	(870,791,864)	(1,693,087,254)

Increase (decrease) in net assets	(871,172,366)	(1,693,564,550)

Net assets at beginning of period	3,895,432,749	5,588,997,299

Net assets at end of period (including undistributed net investment income of $206,208 and $206,199, respectively)	$3,024,260,383	$3,895,432,749

Other Information

Shares outstanding at beginning of period	3,895,699,876	5,588,787,122

Shares sold	5,733,851,245	9,477,790,716

Shares issued in reinvestment of distributions	—	938,109

Shares redeemed	(6,604,643,109)	(11,171,816,071)

Net increase (decrease) in Fund shares	(870,791,864)	(1,693,087,246)

Shares outstanding at end of period	3,024,908,012	3,895,699,876

The accompanying notes are an integral part of the financial statements.

16   Scudder Daily Assets Fund Institutional

 Financial Highlights

Years Ended
June 30,	2004[a]		2004		2003		2002	2001	2000

Selected Per Share Data

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.01		.01		.015		.03	.06	.06

Net realized gain (loss) on investment transactions[b]	—		—		—		—	—	—

Total from investment operations	.01		.01		.015		.03	.06	.06

Less distributions from:
Net investment income	(.01)		(.01)		(.015)		(.03)	(.06)	(.06)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (%)	.86[c]	**	1.02	[c]	1.47	[c]	2.64	6.07	5.84

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	3,024		3,895		5,589		12,814	13,747	8,845

Ratio of expenses, before expense reductions (%)	.13	*	.14		.13		.12	.12	.12

Ratio of expenses, after expense reductions (%)	.01	*	.07		.12		.12	.12	.12

Ratio of net investment income (%)	1.73	*	1.03		1.50		2.52	5.78	5.75

[a]	For the six months ended December 31, 2004 (Unaudited).

[b]	Less than $.005 per share.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized
Scudder Daily Assets Fund Institutional    17

Notes to Financial Statements	(Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

Scudder Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company organized as a Massachusetts business trust. Scudder Daily Assets Fund Institutional (the “Fund”) is one of the funds the Trust offers to institutional and “accredited” investors as defined under the Securities Act of 1933.

Shares of the Fund are sold primarily to clients and customers of Deutsche Bank (the “Bank”), an affiliate of the Advisor, that participate in the Bank’s securities lending program.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution

18   Scudder Daily Assets Fund Institutional

enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

D. Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $473,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 (the expiration date), whichever occurs first.

E. Distributions of Income

The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

F. Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Scudder Daily Assets Fund Institutional    19

Note 2—Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

	Total	Amount	Annualized
	Aggregated	Waived	Effective Rate

Advisory fee	$1,455,017	$1,384,758	.00%

Investment Company Capital Corp. (“ICCC”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.02%.

For the period from May 2, 2004 through October 31, 2005, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.07%.

	Total	Amount	Annualized
	Aggregated	Waived	Effective Rate

Administrative fee	$291,003	$291,003	.00%

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer agent. SISC maintains the shareholder account records for the Fund. Pursuant to a sub-transfer agency agreement, between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agency and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not the Fund.

ICCC is also the Fund’s accounting agent. ICCC has designated Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, to provide the fund accounting services. SFAC and ICCC have in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. State Street Bank and Trust Company is the Fund’s custodian.

As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for their services. Payment of such fees and

20   Scudder Daily Assets Fund Institutional

expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $6,166 and $360, respectively.

Note 3—Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

Note 4—Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Scudder Daily Assets Fund Institutional    21

 Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAm funds and services via touchtone telephone and the ability to exchange or redeem shares.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1148

CUSIP Number	811162 809

Fund Number	538

22   Scudder Daily Assets Fund Institutional

 Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Deutsche Asset Management mutual funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Deutsche Asset Management

Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Scudder Daily Assets Fund Institutional    23

222 South Riverside Plaza
Chicago, IL 60606-5808

8145A

(35984 2/05)

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Daily Assets Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Deutsche Daily Assets Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005